 FOR IMMEDIATE RELEASE

NORWOOD FINANCIAL CORP
ANNOUNCES THIRD QUARTER EARNINGS

October 18, 2013-Honesdale, PA
Lewis J. Critelli, President and Chief Executive Officer of Norwood Financial Corp. (Nasdaq Global Market-NWFL) and its subsidiary, Wayne Bank, announced earnings for the three months ended September 30, 2013 of $2,136,000.  This represents a slight decrease from the $2,200,000 earned in the same three month period of 2012 due to a reduced level of gains recognized from the sale of loans and securities combined with increased expenses related to foreclosed real estate owned, partially offset by a reduced provision for loan losses.  Earnings per share (fully diluted) were $.59 in the 2013 period, decreasing from the $.61 earned in the similar period of last year after adjusting for the retroactive effect of the 10% stock dividend declared during the first quarter of 2013.  Annualized return on average assets for the three months ended September 30, 2013 was 1.22% with an annualized return on average equity of 9.33%.  Net income for the nine months ended September 30, 2013 totaled $6,284,000, which is $360,000 lower than the same period of 2012 due to increased loan loss provisions and operating expenses.  Earnings per share (fully diluted) for the nine months ended September 30, 2013 totaled $1.73 per share compared to $1.84 per share in the 2012 period after adjusting for the 10% stock dividend.
Total assets as of September 30, 2013 were $703.8 million with loans receivable of $487.0 million, deposits of $548.7 million and stockholders’ equity of $91.3 million.  Total assets have increased $5.1 million during the twelve months ended September 30, 2013 due primarily to growth in deposits.

Loans receivable increased $7.5 million from September 30, 2012, due to an $18.2 million increase in consumer loans which was partially offset by a $10.7 million decrease in commercial lending.
Non-performing assets, which include non-performing loans and foreclosed real estate owned, totaled $11.3 million and 1.60% of total assets as of September 30, 2013 compared to $12.9 million and 1.85% of assets as of June 30, 2013 and $14.4 million or 2.07% of total assets as of September 30, 2012.  Net charge-offs were $590,000 for the quarter and totaled $1,943,000 for the nine months ended September 30, 2013 compared to $1,334,000 and $1,767,000, respectively, for the similar periods in 2012.  Based on the level of charge-offs, the Company determined that it would be appropriate to provide $400,000 and $2,000,000 for potential future loan losses for the three and nine month periods ended September 30, 2013, respectively, compared to $900,000 and $1,650,000, respectively, for the similar periods in 2012.  The allowance for loan losses totaled $5,558,000 as of September 30, 2013 and represented 1.14% of total loans, increasing from $5,341,000 as of September 30, 2012 and 1.11% of total loans.
For the three months ended September 30, 2013, net interest income, on a fully taxable equivalent basis (fte), totaled $6,578,000, which represents an increase of $17,000 compared to the similar period in 2012.  Net interest margin (fte) for the 2013 period was 4.05% compared to 4.07% for the similar period in 2012.  Net interest income (fte) for the nine months ended September 30, 2013 totaled $19,396,000, a decrease of $235,000  compared to the similar period in 2012 due to reduced earnings on loans and securities resulting from reinvestment at current lower market rates.  Net interest margin (fte) year-to- date for the 2013 period was 4.04% compared to 4.10% in 2012.

Other income for the three months ended September 30, 2013 totaled $1,216,000 compared to $1,591,000 for the similar period in 2012.  The decrease was principally due to reduced gains on the sales of loans and investment securities during the period.  For the nine months ended September 30, 2013, other income totaled $4,305,000 compared to $4,088,000 in the 2012 period.  Gains on the sales of investment securities totaled $590,000 on sales of $30.0 million for the 2013 year-to-date period compared to $1,318,000 on sales of $23.3 million in the corresponding 2012 period.  The proceeds from investment securities sales were reinvested to improve the quality of the Company’s bond portfolio as well as to fund new securities purchases and loan growth.  Gains from the sale of loans were down $95,000 in the current three month period and $152,000 for the nine months ending September 30, 2013 when compared to the corresponding periods in the prior year due to reduced activity in this area.  The decline in gains on sales during the nine-month period was offset by $770,000 of insurance proceeds from a bank-owned life insurance policy.
Other expenses totaled $4,173,000 for the three months ended September 30, 2013, compared to $3,957,000 in the similar period of 2012.  Foreclosed real estate costs increased $240,000 due to maintenance costs and write-downs on foreclosed properties.  For the nine months ended September 30, 2013, other expenses totaled $12,607,000 compared to $12,061,000 for the similar period in 2012, an increase of $546,000, or 4.5%, which includes a $310,000 increase in foreclosed real estate costs.
Mr. Critelli commented, “We are continuing to work our way through credit quality issues that have been brought on by the prolonged economic downturn, which has placed stress on customers’ cash flow and reduced real estate values.  Improving our credit quality will remain a top priority.  The ongoing low interest rate environment also continues to place pressure on our net interest margin, however, our year-to-date margin exceeds 4.00% and our capital levels remain well above peer.  We look forward to serving our growing base of stockholders and customers as our economy slowly recovers from the extended economic downturn.”
Norwood Financial Corp., through its subsidiary Wayne Bank, operates sixteen offices in Wayne, Pike, Monroe and Lackawanna Counties, Pennsylvania.  The Company’s stock is traded on the Nasdaq Global Market, under the symbol, “NWFL”.
Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements.  When used in this discussion, the words “believes”, “anticipates”, “contemplates”, “expects”, and similar expressions are intended to identify forward-looking statements.  Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected.  Those risks and uncertainties include changes in federal and state laws, changes in interest rates, risks associated with the acquisition of North Penn Bancorp, the ability to control costs and expenses, demand for real estate, government fiscal policies and general economic conditions.  The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
Non-GAAP Financial Measures
This release references tax-equivalent interest income and net interest income, which are non-GAAP (Generally Accepted Accounting Principles) financial measures.  Tax-equivalent interest income and net interest income are derived from GAAP interest income and net interest income using an assumed tax rate of 34%.  We believe the presentation of interest income and net interest income on a tax–equivalent basis ensures comparability of interest income and net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.

The following reconciles net interest income to net interest income on a fully taxable equivalent basis:

(dollars in thousands)	Three months ended September 30		Nine months ended September 30
	2013	2012	2013	2012
Net interest income	$6,270	$6,252	$18,516	$18,686
Tax equivalent basis adjustment using 34% marginal tax rate	308	309	880	945
Net interest income on a fully taxable equivalent basis	$6,578	$6,561	$19,396	$19,631

Contact:    William S. Lance
    Executive Vice President &
                   Chief Financial Officer
    NORWOOD FINANCIAL CORP
    570-253-8505
                   www.waynebank.com

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets
(dollars in thousands, except share data)
(unaudited)
	September 30
	2013	2012
ASSETS
Cash and due from banks	$15,193	$10,514
Interest-bearing deposits with banks	12,221	24,825
Cash and cash equivalents	27,414	35,339

Securities available for sale	150,904	147,639
Securities held to maturity, fair value 2013: $176 and 2012: $175	174	172
Loans receivable (net of unearned Income)	486,968	479,501
Less: Allowance for loan losses	5,558	5,341
Net loans receivable	481,410	474,160
Regulatory stock, at cost	2,141	2,932
Bank premises and equipment, net	7,250	7,453
Bank owned life insurance	14,653	12,234
Foreclosed real estate owned	993	659
Accrued interest receivable	2,373	2,589
Goodwill	9,715	9,715
Other intangible assets	543	684
Other assets	6,201	5,121
TOTAL ASSETS	$703,771	$698,697

LIABILITIES
Deposits:
Non-interest bearing demand	$101,632	$89,218
Interest-bearing	447,066	452,372
Total deposits	548,698	541,590
Short-term borrowings	38,466	32,386
Other borrowings	19,956	27,533
Accrued interest payable	1,075	1,462
Other liabilities	4,230	3,775
TOTAL LIABILITIES	612,425	606,746

STOCKHOLDERS' EQUITY
Common Stock, $.10 par value, authorized 10,000,000 shares
issued: 2013: 3,708,718 shares, 2012: 3,371,849 shares	371	337
Surplus	34,991	24,728
Retained earnings	59,710	66,005
Treasury stock, at cost: 2013: 81,249 shares, 2012: 94,242 shares	(2,154)	(2,739)
Accumulated other comprehensive income (loss)	(1,572)	3,620
TOTAL STOCKHOLDERS' EQUITY	91,346	91,951

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$703,771	$698,697

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income
(dollars in thousands, except per share data)
(unaudited)
	Three Months Ended September 30		Nine Months Ended September 30
	2013	2012	2013	2012
INTEREST INCOME
Loans receivable, including fees	$6,202	$6,429	$18,557	$19,233
Securities	939	971	2,685	3,004
Other	5	9	17	20
Total Interest income	7,146	7,409	21,259	22,257

INTEREST EXPENSE
Deposits	701	897	2,174	2,800
Short-term borrowings	17	14	44	38
Other borrowings	158	246	525	733
Total Interest expense	876	1,157	2,743	3,571
NET INTEREST INCOME	6,270	6,252	18,516	18,686
PROVISION FOR LOAN LOSSES	400	900	2,000	1,650
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,870	5,352	16,516	17,036

OTHER INCOME
Service charges and fees	614	561	1,834	1,674
Income from fiduciary activities	111	96	285	274
Net realized gains on sales of securities	198	631	590	1,318
Gains (losses) on sale of loans	(12)	83	(9)	143
Earnings and proceeds on life insurance policies	150	132	1,224	395
Other	155	88	381	284
Total other income	1,216	1,591	4,305	4,088

OTHER EXPENSES
Salaries and employee benefits	2,103	2,102	6,438	6,300
Occupancy, furniture and equipment	507	512	1,586	1,489
Data processing related	221	222	673	670
Taxes, other than income	179	150	531	451
Professional Fees	139	157	498	601
FDIC Insurance assessment	114	94	335	290
Foreclosed real estate owned	217	(23)	494	184
Other	693	743	2,052	2,076
Total other expenses	4,173	3,957	12,607	12,061

INCOME BEFORE TAX	2,913	2,986	8,214	9,063
INCOME TAX EXPENSE	777	786	1,930	2,419
NET INCOME	$2,136	$2,200	$6,284	$6,644

Basic earnings per share	$0.59	$0.61	$1.73	$1.85

Diluted earnings per share	$0.59	$0.61	$1.73	$1.84

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

For the Three Months Ended September 30	2013	2012

Net interest income	$6,270	$6,252
Net income	2,136	2,200

Net interest spread (fully taxable equivalent)	3.89%	3.87%
Net interest margin (fully taxable equivalent)	4.05%	4.07%
Return on average assets	1.22%	1.27%
Return on average equity	9.33%	9.54%
Basic earnings per share	$0.59	$0.61
Diluted earnings per share	$0.59	$0.61

For the Nine Months Ended September 30

Net interest income	$18,516	$18,686
Net income	6,284	6,644

Net interest spread (fully taxable equivalent)	3.88%	3.91%
Net interest margin (fully taxable equivalent)	4.04%	4.10%
Return on average assets	1.22%	1.30%
Return on average equity	9.07%	9.80%
Basic earnings per share	$1.73	$1.85
Diluted earnings per share	$1.73	$1.84

As of September 30

Total assets	$703,771	$698,697
Total loans receivable	486,968	479,501
Allowance for loan losses	5,558	5,341
Total deposits	548,698	541,590
Stockholders' equity	91,346	91,951
Trust assets under management	124,147	113,233

Book value per share	$25.54	$25.50
Equity to total assets	12.98%	13.16%
Allowance to total loans receivable	1.14%	1.11%
Nonperforming loans to total loans	2.11%	2.87%
Nonperforming assets to total assets	1.60%	2.07%

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets (unaudited)
(dollars in thousands)
	Sept 30	June 30	March 31	December 31	Sept 30
	2013	2013	2013	2012	2012
ASSETS
Cash and due from banks	$15,193	$9,872	$6,763	$10,867	$10,514
Interest-bearing deposits with banks	12,221	17,425	9,182	1,428	24,825
Cash and cash equivalents	27,414	27,297	15,945	12,295	35,339

Securities available for sale	150,904	150,750	148,598	145,390	147,557
Securities held to maturity	174	173	173	173	172
Loans receivable (net of unearned Income)	486,968	480,715	478,663	476,710	479,501
Less: Allowance for loan losses	5,558	5,749	5,726	5,502	5,341
Net loans receivable	481,410	474,966	472,937	471,208	474,160
Regulatory stock, at cost	2,141	2,527	2,533	2,630	3,014
Bank premises and equipment, net	7,250	7,206	7,191	7,326	7,453
Foreclosed real estate owned	993	1,297	1,099	852	659
Goodwill and other intangibles	10,258	10,290	10,325	10,362	10,399
Other assets	23,227	23,100	21,952	22,063	19,944
TOTAL ASSETS	$703,771	$697,606	$680,753	$672,299	$698,697

LIABILITIES
Deposits:
Non-interest bearing demand	$101,632	$93,881	$84,357	$82,075	$89,218
Interest-bearing deposits	447,066	456,269	451,275	442,350	452,372
Total deposits	548,698	550,150	535,632	524,425	541,590
Other borrowings	58,422	52,225	47,202	51,184	59,919
Other liabilities	5,305	4,771	4,999	4,269	5,237
TOTAL LIABILITIES	612,425	607,146	587,833	579,878	606,746

STOCKHOLDERS' EQUITY	91,346	90,460	92,920	92,421	91,951

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$703,771	$697,606	$680,753	$672,299	$698,697

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)
	Sept 30	June 30	March 31	Dec 31	Sept 30
Three months ended	2013	2013	2013	2012	2012
INTEREST INCOME
Loans receivable, including fees	$6,202	$6,169	$6,186	$6,261	$6,429
Securities	939	877	868	884	971
Other	5	10	3	12	9
Total interest income	7,146	7,056	7,057	7,157	7,409

INTEREST EXPENSE
Deposits	701	719	754	860	897
Borrowings	175	193	202	218	260
Total interest expense	876	912	956	1,078	1,157
NET INTEREST INCOME	6,270	6,144	6,101	6,079	6,252
PROVISION FOR LOAN LOSSES	400	800	800	800	900
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	5,870	5,344	5,301	5,279	5,352

OTHER INCOME
Service charges and fees	614	620	600	563	561
Income from fiduciary activities	111	89	85	81	96
Net realized gains (losses) on sales of securities	198	254	138	100	631
Gains (losses) on sale of loans and servicing rights	(12)	1	3	67	83
Earnings and proceeds on life insurance	150	148	925	144	132
Other	155	100	126	161	88
Total other income	1,216	1,212	1,877	1,116	1,591

OTHER EXPENSES
Salaries and employee benefits	2,103	2,124	2,211	2,103	2,102
Occupancy, furniture and equipment , net	507	550	529	506	512
Foreclosed real estate owned	217	86	191	33	(23)
FDIC insurance assessment	114	110	111	108	94
Other	1,232	1,263	1,259	1,303	1,272
Total other expenses	4,173	4,133	4,301	4,053	3,957

INCOME BEFORE TAX	2,913	2,423	2,877	2,342	2,986
INCOME TAX EXPENSE	777	584	569	583	786
NET INCOME	$2,136	$1,839	$2,308	$1,759	$2,200

Basic earnings per share	$0.59	$0.51	$0.64	$0.48	$0.61

Diluted earnings per share	$0.59	$0.51	$0.63	$0.48	$0.61

Book Value per share	$25.54	$24.98	$25.66	$25.49	$25.50

Return on average equity (annualized)	9.33%	7.87%	10.02%	7.54%	9.54%
Return on average assets (annualized)	1.22%	1.07%	1.39%	1.02%	1.27%

Net interest spread (fte)	3.89%	3.83%	3.91%	3.80%	3.87%
Net interest margin (fte)	4.05%	3.99%	4.07%	3.98%	4.07%

Allowance for loan losses to total loans	1.14%	1.20%	1.20%	1.15%	1.11%
Net charge-offs to average loans (annualized)	0.49%	0.65%	0.48%	0.53%	1.11%
Nonperforming loans to total loans	2.11%	2.41%	2.63%	2.77%	2.87%
Nonperforming assets to total assets	1.60%	1.85%	2.01%	2.09%	2.07%

total NAL	10,285,183	11,581,355	12,581,664	13,199,804	13,713,658
past due 90+	-	-	-	-	67,429
total non performing loans	10,285,183	11,581,355	12,581,664	13,199,804	13,781,087
OREO	993,200	1,297,441	1,098,549	857,913	659,120
total Non performing assets	11,278,383	12,878,796	13,680,213	14,057,717	14,440,207
total loans	486,968,324	480,714,607	478,662,892	476,709,780	479,500,946
total assets	703,771,392	697,606,133	680,753,430	672,298,577	698,697,624
net charge off's, this quarter	590,000	776,960	575,726	639,000	1,333,000
average loans, this quarter	483,332,965	481,366,215	478,170,128	479,908,993	481,841,357
Loan loss reserve	5,558,636	5,749,100	5,726,060	5,501,786	5,340,701